                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Richard L. Thompson
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------





                                                      /s/Donald G. Barger, Jr.
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Diane K. Schumacher
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Thomas M. McKenna
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Raymond R. Hipp
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                       POWER OF ATTORNEY OF DIRECTORS


         The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as a director of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Frank J. Hansen
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                        POWER OF ATTORNEY OF OFFICERS


         The undersigned, an officer of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as an officer of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Daniel C. Rizzo, Jr.
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                        POWER OF ATTORNEY OF OFFICERS


         The undersigned, an officer of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Ross J. Centanni and Tracy
D. Pagliara, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his or her capacity as an officer of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Philip R. Roth
                                                    ---------------------------

                            GARDNER DENVER, INC.

                           REGISTRATION STATEMENT

                        POWER OF ATTORNEY OF OFFICERS


         The undersigned, an officer of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing registration statements and any other required notices (together with any and all subsequent amendments) (collectively, the "Registration Statements") with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, regarding certain Company employee benefit plans, including, without limitation, the Gardner Denver, Inc. Long-Term Incentive Plan and Employee Stock Purchase Plan, following the May 1, 2001 Annual Meeting of Stockholders, does hereby constitute and appoint Tracy D. Pagliara, with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his or her capacity as an officer of the Company, the Registration Statements and any and all other documents to be filed with the Commission pertaining to the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any of them and any such substitution.

  Executed at    Quincy   ,     Illinois     this   1st    day of May, 2001.
              ------------  ----------------      --------




                                                      /s/Ross J. Centanni
                                                    ---------------------------